GENESEE CORPORATION
EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Genesee Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending July 28, 2007 as filed with the Securities and Exchange commission on the date hereof (the “Report”) I, Steven M. Morse, President (as Principal Executive Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven M. Morse
Steven M. Morse
President (Principal Executive Officer)
September 6, 2007
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Genesee Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending July 28, 2007 as filed with the Securities and Exchange commission on the date hereof (the “Report”) I, Steven M. Morse, Treasurer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(iii)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(iv)	The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven M. Morse
Steven M. Morse
Treasurer (Principal Financial Officer)
September 6, 2007